September 5, 2001



                 DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.


              Supplement to Statement of Additional Information
                             Dated March 1, 2001


      The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "How To Buy Shares."


      You may purchase Class A shares of the Fund without a sales load, if you were a holder of shares of Dreyfus Global Growth Fund and received Class A shares of the Fund on August 28, 2001 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28th or to purchases of other Fund classes.